SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In June 2018, the Company agreed with Ship Finance International Limited (“Ship Finance”) to terminate the long term charters for three VLCCs; Front Page, Front Serenade and Front Stratus upon the sale and delivery of the vessels by Ship Finance to an unrelated third party. Frontline has agreed to a total compensation payment to Ship Finance of $10.125 million for the termination of these charters, which will be paid by Frontline in the form of three promissory notes of equal value, and Frontline and FSL will be released from all of their other respective obligations in relation to these vessels. The notes are due to be repaid in full in 2025 in relation to Front Page and Front Stratus. On termination of Front Serenade a note will be issued for repayment in 2024. Front Page and Front Stratus have been delivered to their new owners and we expect Front Serenade to be delivered in September 2018. The termination of these leases is expected to reduce obligations under capital leases by approximately $92.1 million, and the Company expects to record a gain of approximately $7.4 million.

In July, the Company issued a loan of $6.0 million to FMSI, see note 15.

In July, the Company announced it had entered into an Equity Distribution Agreement dated July 24, 2018, with Morgan Stanley & Co. LLC for the offer and sale of up to $100.0 million of common shares of Frontline through an at-the-market offering ("ATM"). The filing of the ATM is an opportunistic move from the Company. We have not sold any shares under the ATM.

In August 2018, the Company repaid $39.0 million of its senior unsecured revolving credit facility of up to $275.0 million with an affiliate of Hemen Holding Ltd. The amount can be redrawn at any time should the Company require. $124.0 million remains available and undrawn as at September 4, 2018.